INTANGIBLE ASSETS, NET	12 Months Ended
Mar. 31, 2026
Notes and other explanatory information [abstract]
INTANGIBLE ASSETS, NET

NOTE – 11 INTANGIBLE ASSETS, NET

	As of March 31,
	2025	2026
	HKD	HKD
Balance brought forward	-	3,107,201
Additions	$10,199,480	$-
Less: transfer to joint operations parties	(930,204)	(3,107,201)
Less: amortization	(2,560,667)	-
Less: disposal	(3,601,408)	-

Intangible assets, net	$3,107,201	$-

The balance represented licenses acquired for upcoming events. For events with co-organizers, relevant licenses will be transferred to joint operations parties as contract costs and then recognized based on the agreed terms of the agreement with joint operations parties over the event period as cost of revenue. Amortization expense for the years ended March 31, 2025 and 2026 were HKD2,560,667 and nil, respectively.